Exhibit 99.J

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2019, relating to the financial statements and financial highlights of FLAG-Forensic Accounting Long-Short ETF, a series of Exchange Traded Concepts Trust, for the year ended November 30, 2018, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

Cohen & Company, Ltd.

Cleveland, Ohio

March 29, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2019, relating to the financial statements and financial highlights of Hull Tactical US ETF, a series of Exchange Traded Concepts Trust, for the year ended November 30, 2018, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

Cohen & Company, Ltd.

Cleveland, Ohio

March 29, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2019, relating to the financial statements and financial highlights of ETF Industry Exposure & Financial Services ETF, a series of Exchange Traded Concepts Trust, for the year ended November 30, 2018, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

Cohen & Company, Ltd.

Cleveland, Ohio

March 29, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2019, relating to the financial statements and financial highlights of Innovation Shares NextGen Protocol ETF, a series of Exchange Traded Concepts Trust, for the period ended November 30, 2018, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

Cohen & Company, Ltd.

Cleveland, Ohio

March 29, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2019, relating to the financial statements and financial highlights of Ideanomics NextGen Vehicles & Technology ETF (formely, Innovation Shares NextGen Vehicles & Technology ETF), a series of Exchange Traded Concepts Trust, for the period ended November 30, 2018, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

Cohen & Company, Ltd.

Cleveland, Ohio

March 29, 2019